UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION

(Name of Registrant as specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor

Salt Lake City, Utah 84123

April 29, 2025

Dear Stockholders:

On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) to be held on Friday, June 27, 2025, beginning at 10:00 a.m., Mountain Daylight Time, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123. The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

The matters to be addressed at the meeting will include (1) the election of nine directors; (2) the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued); (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025; and (4) the transaction of such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. I will also report on the Company’s business activities and answer any stockholder questions.

The Company will be providing access to its proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. Accordingly, on or about April 29, 2025, you will receive a Notice of Internet Availability of Proxy Materials, which will provide instructions on how to access the Company’s Proxy Statement and 2024 Annual Report online. This approach conserves natural resources and reduces the Company’s printing and distribution costs, while providing a timely and convenient method of accessing the materials and voting. The notice also contains instructions on how to receive a paper copy of the Company’s proxy materials, including the Proxy Statement, the 2024 Annual Report, and a proxy card.

The Company intends to hold its Annual Stockholders Meeting in person. The Company will also provide a non-interactive broadcast of the meeting via the Internet. Please monitor the Company’s Annual Meeting website at www.securitynational.com/annualmeeting for updated information. As always, the Company encourages you to vote your shares prior to the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, please promptly submit your proxy over the Internet by following the instructions found on your notice. As an alternative, you may follow the procedures outlined in your notice to request a paper proxy card to submit your vote by mail.

Thank you for your support of Security National Financial Corporation. We look forward to your attendance at the Annual Meeting.

Sincerely yours,

/s/ Scott M. Quist
Scott M. Quist
Chairman of the Board, President, and Chief Executive Officer

SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor,

Salt Lake City, Utah 84123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2025

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”), a Utah corporation, will be held on Friday, June 27, 2025, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following:

1.	To elect a Board of Directors consisting of nine directors (three directors to be elected exclusively by the Class A common stockholders voting separately as a class, and the remaining six directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;
2.	To approve the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued);
3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 21, 2025, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123 during the 20 days prior to the meeting.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens
Jeffrey R. Stephens
Senior General Counsel and Secretary

April 29, 2025
Salt Lake City, Utah

Important Notice Regarding the Availability of Proxy Materials for the Security National Financial Corporation

Annual Meeting to be held on June 27, 2025

The Proxy Statement and the Company’s 2024 Annual Report are available at

www.securitynational.com/shareholders

Security National Financial Corporation

Proxy Statement

SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor

Salt Lake City, Utah 84123

PROXY STATEMENT

For Annual Meeting of Stockholders To

Be Held on Friday, June 27, 2025

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 27, 2025, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournments or postponements thereof. The shares covered by the enclosed proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (with three nominees to be elected by the Class A common stockholders voting separately as a class, and six nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such proxy specifies otherwise, or the authority to vote in the election of directors is withheld.

A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123, Attention: Jeffrey R. Stephens, by submitting in writing a proxy bearing a later date, by authorizing a proxy again on a later date on the Internet or by telephone, or by attending the Annual Meeting and voting in person. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a proxy. This Proxy Statement and accompanying proxy card are being mailed to stockholders on or about April 29, 2025.

If a stockholder wishes to assign a proxy to someone other than the directors’ proxy designees, all names appearing on the proxy card must be crossed out and the name(s) of another person or persons (not more than two) inserted. The signed card must be presented at the meeting by the person(s) representing the stockholder.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year; (2) to approve the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued); (3) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025; and (4) to transact such other business as may properly come before the Annual Meeting.

RECORD DATE AND VOTING INFORMATION

Only holders of record of common stock at the close of business on April 21, 2025, will be entitled to vote at the Annual Meeting. As of April 1, 2025, there were issued and outstanding 21,324,826 shares of Class A common stock (including 1,038,195 shares of treasury stock), $2.00 par value per share, and 3,417,170 shares of Class C common stock (including 99,623 shares of treasury stock), $2.00 par value per share, resulting in a total of 24,741,996 shares of Class A and Class C common stock issued and outstanding. A majority of the outstanding shares of Class A and Class C common stock (or 12,370,999 shares) will constitute a quorum for the transaction of business at the meeting. A list of the Company’s stockholders will be available for review at the Company’s executive offices during regular business hours for a period of 20 days before the Annual Meeting. In addition, as of December 31, 2024, there were issued and outstanding 21,255,006 shares of Class A common stock (including 1,025,784 shares of treasury stock) and 3,321,833 shares of Class C common stock (including 99,623 shares of treasury stock).

Proxies received at any time before the Annual Meeting, and not revoked or superseded before being voted, will be voted at the Annual Meeting. If a proxy indicates a specification, it will be in accordance with the specification. If no specification is indicated, the proxy will be voted for approval of the election of the directors recommended by the Board of Directors; for approval of the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued); for the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025; and, in the discretion of the persons named in the proxy, to transact such other business that may properly come before the meeting, or any adjournments or postponements of the meeting. You may also vote in person by ballot at the Annual Meeting.

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The Company’s Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors. The Class A common stockholders voting separately as a class will be entitled to vote for three of the nine directors to be elected (the nominees to be voted upon by the Class A common stockholders separately consist of Scott M. Quist, Robert G. Hunter and Jason G. Overbaugh.

The remaining six directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of H. Craig Moody, Gilbert A. Fuller, John L. Cook, S. Andrew Quist, Adam G. Quist, and Shital A. Mehta, with the Class A common stockholders having one vote per share and the Class C common stockholders having ten votes per share. For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together with the Class A common stockholders having one vote per share and the Class C common stockholders having ten votes per share. The Class A common stockholders will receive a different form of proxy than the Class C common stockholders.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Company will be providing access to its proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. Accordingly, on or about April 29, 2025, stockholders will receive a Notice of Internet Availability of Proxy Materials, which will provide instructions on how to access the Company’s Proxy Statement and 2024 Annual Report online. This is designed to reduce the Company’s printing and mailing costs and the environmental impact of its proxy materials. The notice also contains instructions on how to receive a paper copy of the Company’s proxy materials, including the Proxy Statement, the 2024 Annual Report, and a proxy card.

Regardless of whether stockholders plan to participate in the Annual Meeting, stockholders should promptly submit their proxy over the Internet by following the instructions found on the notice. As an alternative, stockholders may follow the procedures outlined in the notice to request a paper proxy card in order to submit their vote by mail.

VOTING SHARES AT THE ANNUAL MEETING

Holders of record of the Company’s shares of Class A and Class C common stock as of the close of business on the record date, April 21, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding shares of Class A and Class C common stock constitute the only classes of securities entitled to vote at the Annual Meeting and each share of Class A common stock entitles the holder to one vote and each share of Class C common stock entitles the holder to ten votes. There are three ways to authorize a proxy to vote the shares held by the holders of Class A common stock and Class C common stock:

1.	Vote by Internet - Holders of shares of Class A and Class C common stock can use the Internet at www.proxyvote.com to transmit voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time on June 26, 2025. Such stockholders should have their proxy card in hand when they access the Company’s website and follow the instructions thereon to obtain their records and to create an electronic voting instruction form;

2.	Vote by Telephone - Stockholders located in the United States can authorize their proxy by touch-tone telephone by calling 1-800-690-6903 to transmit their voting instructions up until 11:59 p.m., Eastern Time on June 26, 2025. Stockholders should have their proxy card in hand when they call and then follow the instructions; or

3.	Vote by Mail - Stockholders receiving proxy materials by mail may authorize a proxy by mail by signing and dating the proxy, then returning it in the postage-paid envelop that has been provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If the holders of shares of Class A and Class C common stock are held in the name of a bank, broker or other holder of record, such stockholders will receive instructions from the holder of record. Stockholders must follow the instructions of the holder of record in order for shares to be voted. Internet and telephone proxy authorization also will be offered to stockholders owning shares through certain banks and brokers. If such shares are not registered in the stockholder’s own name and the stockholder plans to vote such shares in person at the Annual Meeting, such stockholder should contact such stockholder’s broker or agent to obtain a legal proxy or broker’s proxy card and submit it by mail or bring it to the Annual Meeting in order to vote.

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Shares will be voted as the stockholder of record instructs. The persons named as proxies on the proxy card will vote as recommended by the Company’s Board of Directors on any matter for which a stockholder has not given instructions. The Board of Directors’ recommendations appear at the end of each of the proposals.

Revoking a Proxy

Stockholders of record may revoke their proxy and change votes any time before their votes are cast by:

1.	Giving written notice of revocation to the attention of Jeffrey R. Stephens, Senior General Counsel and Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123 prior to the Annual Meeting.

2.	Authorizing a proxy again on a later date on the Internet or by telephone (only the latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted);

3.	Signing and forwarding to the Company a later-dated proxy; or

4.	Attending the Annual Meeting and voting shares of the Company’s Class A common stock or Class C common stock in person.

PLAN FOR ANNUAL MEETING

The Company intends to hold its Annual Stockholders Meeting in person and to provide a non-interactive broadcast of the meeting via the Internet. Access to the meeting broadcast will be at www.securitynational.com/annualmeeting. Whether or not you are planning on attending in person, please monitor the Company’s website at www.securitynational.com/annualmeeting for updated information at least one week prior to the meeting date. As always, the Company encourages you to vote your shares prior to the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Nominees

It is proposed that the Company’s Board of Directors shall consist of nine directors. All directors are elected annually to serve until the next annual meeting of the stockholders, until their respective successors are duly elected and qualified, or until their earlier resignation or removal. The nominees for the upcoming election of directors include five independent directors, as defined in the applicable rules for companies whose stock is traded on The Nasdaq Stock Market, and four members of the Company’s senior management. All nine of the nominees for director have served as directors since the Annual Meeting held on June 21, 2024.

The nominees to be elected by the holders of Class A common stock are as follows:

Name	Age	Director Since	Position(s) with the Company

Scott M. Quist	71	1986	Chairman of the Board, President, and Chief Executive Officer
Robert G. Hunter, M.D.	65	1998	Director
Jason G. Overbaugh	50	2013	Vice President

The nominees for election by the holders of Class A and Class C common stock, voting together, are as follows:

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Name	Age	Director Since	Position(s) with the Company

H. Craig Moody	73	1995	Director

Gilbert A. Fuller	84	2012	Director
S. Andrew Quist	44	2013	President – Mortgage Operations, General Counsel, and Director
John L. Cook	70	2013	Director
Adam G. Quist	39	2021	President – Memorial Services, Assistant Secretary, General Counsel and Director
Shital A. Mehta	44	2021	Director

The following is a description of the business experience of each of the nominees and directors.

Scott M. Quist has served as Chairman of the Board and Chief Executive Officer of the Company since 2012. Mr. Quist also serves as the Company’s President, a position he has held since 2002. He has additionally served as a director of the Company since 1986. From 1993 to 2013, Mr. Quist served as Treasurer and a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies, and as its President from 1990 to 2000. From 1986 to 1991, Mr. Quist was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. He has also served as a regional director of Key Bank of Utah since 1993. Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree also from Brigham Young University. Mr. Quist’s significant expertise and deep understanding of the technical, organizational and strategic business aspects of the insurance industry, his management expertise, his 22-year tenure as President of the Company and 38-year tenure as a director, and his years of business and leadership experience led the Board of Directors to conclude that Mr. Quist should continue to serve as Chairman of the Board, President, and Chief Executive Officer of the Company, and that his service in these capacities serves the best interests of the stockholders and encourages accountability and effective decision making.

Robert G. Hunter, M.D. has served as a director of the Company since 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter served as Department Head of Otolaryngology, Head, and Neck Surgery at Intermountain Medical Center for 10 years and is a past President of the medical staff of the Intermountain Medical Center. He has been a delegate to the Utah Medical Association and has served as a delegate representing the State of Utah to the American Medical Association. He is an adjunct clinical Professor of Surgery, University of Utah School of Medicine. Dr. Hunter holds a B.S. degree in Microbiology from the University of Utah and received his medical degree from the University of Utah School of Medicine and residency training at the University of Texas, San Antonio. Dr. Hunter’s medical expertise and experience, and his administrative and leadership experience from serving in a number of administrative positions in the medical profession led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Jason G. Overbaugh has served as a director of the Company since 2013. Mr. Overbaugh served as a Vice President and the Assistant Secretary of the Company from 2002 to 2013. Mr. Overbaugh has additionally served as Vice President and National Marketing Director of Security National Life Insurance Company since 2006. From 2003 to 2006, he served as a Vice President of Security National Life Insurance Company with responsibilities as an investment manager over construction lending and commercial real estate investments. From 2000 to 2003, Mr. Overbaugh served as a Vice President of Memorial Estates, Inc., with responsibilities over operations and sales. Mr. Overbaugh has served since 2007 as a director of the LOMA Life Insurance Council, a trade association of life insurance companies. He is also a member of the NFDA Trade Association. Mr. Overbaugh received a B.S. degree in Finance from the University of Utah. Mr. Overbaugh’s expertise in insurance and marketing, and his 27 years of experience with the Company in its insurance, real estate, and mortuary and cemetery operations led the Board of Directors to conclude that he should continue to serve as a director of the Company.

H. Craig Moody has served as a director of the Company since 1995. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company, where he has been employed for each of the last five years. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah. From 1989 to 1992, Mr. Moody was Co-Chairman of the Utah Legislative Audit Committee. Mr. Moody received a B.S. degree in Political Science from the University of Utah. Mr. Moody’s real estate and governmental affairs expertise and years of business and leadership experience led the Board of Directors to conclude that he should continue to serve as a director of the Company.

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Gilbert A. Fuller has served as a director of the Company since 2012. From 2006 until his retirement therefrom in 2008, Mr. Fuller served as Executive Vice President, Chief Financial Officer, and Secretary of USANA Health Sciences, Inc., a multinational manufacturer and direct seller of nutritional supplements. Mr. Fuller joined USANA in 1996 as the Vice President of Finance and served in that role until 1999 when he was appointed as its Senior Vice President. Mr. Fuller has served as a member of the Board of Directors of USANA since 2008. Before joining USANA, Mr. Fuller served in various executive positions for several companies. Mr. Fuller received a B.S. degree in Accounting and an M.B.A. degree from the University of Utah. Mr. Fuller’s accounting, finance, and corporate strategy expertise and his years of financial, accounting and business experience with public and private companies, including USANA Health Sciences, Inc., which is listed on the New York Stock Exchange, where he served as an executive officer and continues to serve as a director, led the Board of Directors to conclude that he should continue to serve as a director of the Company.

S. Andrew Quist is President of Mortgage Operations and has served as a director of the Company since 2013. Mr. Andrew Quist has also served as a Vice President of the Company since 2010 and President of Security National Mortgage Company since 2022. In addition, from 2007 to 2017, he served as the Company’s Associate General Counsel, and since 2017, has served as the Company’s General Counsel, where his responsibilities have included the Company’s regulatory matters and acquisitions. In addition, Mr. Quist has served as Chief Operating Officer since 2010, and as Vice President from 2008 to 2010, of C&J Financial, L.L.C., which funds the purchase of funeral and burial insurance policies from funeral homes after the death of the insureds. Mr. Quist has also served since 2013 as a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies. From 2014 to 2016, he served as President of the NALC. Mr. Quist previously served as President of the Utah Life Convention, a consortium of Utah domestic life insurers. Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree from the University of Southern California. Mr. Quist is a member of the State Bar of California. Mr. Quist’s expertise in insurance, legal, and regulatory matters led the Board of Directors to conclude that he should continue to serve as a director of the Company.

John L. Cook has served as a director of the Company since 2013. Mr. Cook has served since 1982 as co-owner and operator of Cook Brothers Painting, Inc., a company that provides painting services for contractors and builders of residential and commercial properties. Mr. Cook attended the University of Utah. As a director Mr. Cook advises the Board concerning the Company’s investments in commercial and residential real estate projects. Moreover, Mr. Cook’s extensive background in construction and building is important as the Company continues to acquire new real estate holdings and develop its current portfolio of undeveloped land. Mr. Cook’s years of experience in the construction industry and with construction projects led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Adam G. Quist is President of Memorial Services and has served as Assistant Secretary of the Company since 2015, as a director of the Company since 2021 and as President of Security National Life Insurance Company since 2023. He served as Vice President of Memorial Services from 2015 to 2023. From 2015 to 2017, he also served as the Company’s Associate General Counsel. Since 2017, Mr. Quist has served as the Company’s General Counsel. Mr. Quist has also served as Vice President from 2015 to 2023, and has been serving as President since 2023, of Memorial Estates, Inc. (“Memorial Estates”) and was Chief Operating Officer of Memorial Estates from 2016 to 2024. Additionally, Mr. Quist has served as Vice President from 2015 to 2023, and has been serving as President since 2023, of Memorial Mortuary, Inc. (“Memorial Mortuary”) and was Chief Operating Officer of Memorial Mortuary from 2016 to 2024. Both Memorial Estates and Memorial Mortuary are wholly owned subsidiaries of the Company. Mr. Quist has served on the ACLI’s Life Insurance Committee since 2019. Additionally, he has been serving on the Board of Directors for Special Olympics Utah since January 2021. Mr. Quist holds a B.S. degree and a Master’s degree in Accounting with an emphasis on taxation from Brigham Young University. He received his law degree from the University of Utah. Mr. Quist is a member of the Utah State Bar. Mr. Quist’s expertise in administration, insurance, legal, and accounting matters led the Board of Directors to conclude that he should continue to serve as a director of the Company.

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Shital A. Mehta (a/k/a Alexandra Mysoor) has served as a director of the Company since 2021. Ms. Mehta is the founder and CEO of Alix, a fintech platform providing estate planning and succession services. Ms. Mehta is also the founder and Chairwoman of Mysoor Industries, an American conglomerate involved in manufacturing, media, technology, trading and investments, where she has been employed for each of the past five years. Ms. Mehta received a Bachelor of Arts degree from the University of California at Berkeley in Interdisciplinary Field Studies. Ms. Mehta’s experience in administration, marketing, sales, and technology led the Board of Directors to conclude that she should continue to serve as a director of the Company.

Former Director

Ludmya (Mia) B. Love served as a director of the Company from 2021 to 2025. Ms. Love previously served two terms (2015-2019) as the United States Representative for Utah’s 4th Congressional District. While serving in Congress, Ms. Love was a member of the prestigious House Financial Services Committee. She also served on the Terrorism and Illicit Finance Subcommittee, the Monetary Policy and Trade Subcommittee, and the Financial Institutions and Consumer Credit Subcommittee. Prior to her service in Congress, Ms. Love served for ten years on the Saratoga Springs City Council and as Mayor of Saratoga Springs, Utah. Ms. Love received a Bachelor of Fine Arts degree from the University of Hartford. She was also awarded an Honorary Doctorate of Law degree from the University of Hartford. Ms. Love taught as a Fellow at the Georgetown University Institute of Politics, as part of the Fall 2020 cohort, and was a Senior Fellow for the United States Study Center for Politics in Sydney Australia. The Board believes that, leveraging her experience and leadership in financial and governmental affairs, Ms. Love provided valuable insights and service to the Company. Ms. Love passed away in March 2025 after a courageous battle with cancer.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

The Board of Directors, Board Committees, and Meetings

The Company’s Bylaws provide that the Board of Directors shall consist of not fewer than five nor more than twelve directors. The term of office of each director is for a period of one year, until their successors are duly elected and qualified or until their earlier resignation or removal. A director is not required to be a resident of the State of Utah or a stockholder of the Company. The Board of Directors held a total of five meetings during the fiscal year ended December 31, 2024. Each of the directors attended all of the meetings of the Board of Directors during 2024 save that Ms. Love did not attend one of the meetings.

The size of the Board of Directors of the Company is proposed to be nine members. A majority of the Board of Directors must qualify as “independent” as that term is defined in Rule 4200 of the listing standards of The Nasdaq Stock Market. The Board of Directors has affirmatively determined that five of the nine nominees for the Board of Directors, namely John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody and Shital A. Mehta are independent under the listing standards of The Nasdaq Stock Market.

Unless authority is withheld by your proxy, it is intended that the Class A and/or Class C common stock represented by your proxy will be voted for the respective nominees listed above. If any nominee should not serve for any reason, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee would be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he or she was or is to be selected as a director. There is no family relationship between or among any of the nominees, except that Scott M. Quist is the father of S. Andrew Quist and Adam G. Quist and the uncle of Jason G. Overbaugh.

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Board Leadership Structure

Mr. Scott M. Quist, our CEO, is also the Chairman of the Board. Our Board has determined that having the same individual hold both positions is in the best interests of the Company and our stockholders, and consistent with good corporate governance for the following reasons:

●	Our CEO is more familiar with our business and strategy than an independent, non-employee Chairman would be and is thus better positioned to focus our Board’s agenda on the key issues facing our Company.
●	A single Chairman and CEO provides strong and consistent leadership for the Company without risking overlap or conflict of roles.
●	Oversight of our Company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chairman.

We do not have a lead independent director or a presiding director. However, the independent directors regularly meet in executive sessions of the Board. We believe that the structure of our Board provides an appropriate balance of management leadership and non-management oversight.

Board Committees

There are four committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee directs the auditing activities of the Company’s internal auditors and outside public accounting firm and approves the services of the outside public accounting firm. The Audit Committee consists of John L. Cook, Gilbert A. Fuller (Chairman of the committee), H. Craig Moody and Shital A. Mehta. During 2024, the Audit Committee met on three occasions. The Board has determined that Gilbert A. Fuller is an audit committee financial expert as defined in Item 407(d) of Regulation S-K under the Exchange Act.

The Compensation Committee is responsible for recommending to the Board of Directors for its approval the annual compensation of each executive officer of the Company and the executive officers of the Company’s subsidiaries after its analysis and review of the compensation of such officers, including review of third party reports and recommendations. The Compensation Committee is also responsible for developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contributions under the 401(k) Retirement Savings Plans, Non-Qualified Deferred Compensation Plan, granting of options and other awards under the stock option and incentive plans, and creating other employee compensation plans. The Compensation Committee consists of John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the Committee) and Shital A. Mehta. The Compensation Committee is composed solely of independent directors, as defined in the listing standards of The Nasdaq Stock Market. During 2024, the Compensation Committee met on three occasions.

At our annual meeting of shareholders held on June 23, 2023, we submitted the compensation of our named executive officers to our shareholders in a non-binding vote. Our executive compensation program received votes totaling 38,991,463 for our executive compensation program and 539,876 votes against, with 20,682 abstentions. At the same meeting, a majority of the shareholders approved a non-binding advisory resolution that the shareholders be asked to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers every three years during the next six years. The Compensation Committee will continue to review the future shareholder voting results and determine whether changes should be made to our executive compensation program based on such voting results.

The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Gilbert A. Fuller, H. Craig Moody, S. Andrew Quist, and Scott M. Quist (Chairman of the committee). During 2024, the Executive Committee met on one occasion.

The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members consistent with the criteria approved by the Board, recommends to the Board the persons to be nominated by the Board for election as directors at a meeting of stockholders, and develops and recommends to the Board a set of corporate governance principles. The Nominating and Corporate Governance Committee consists of John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the committee) and Shital A. Mehta. The Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the listing standards of The Nasdaq Stock Market. During 2024, the Nominating and Corporate Governance Committee met on two occasions.

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Director Nominating Process

The process for identifying and evaluating nominees for directors include the following steps: (1) the members of the Nominating and Corporate Governance Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from Board members and senior management and, if necessary, obtains advice from legal or other advisors; (3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the Board for inclusion in the slate of directors at the annual meeting. The evaluation process is the same whether a nominee is recommended by a stockholder or by a member of the Board of Directors.

Meetings of Non-Management Directors

The Company’s independent directors meet regularly in executive session without management. The Board of Directors has designated a lead director to preside at executive sessions of independent directors. Mr. H. Craig Moody is currently the lead director.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to Jeffrey R. Stephens, Senior General Counsel and Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for Scott M. Quist, Jason G. Overbaugh, Adam G. Quist, and S. Andrew Quist are set forth above):

Name	Age	Title
Scott M. Quist	71	Chairman of the Board, President, Chief Executive Officer, and Director
Garrett S. Sill	54	Chief Financial Officer and Treasurer
S. Andrew Quist(1)	44	President - Mortgage Operations, General Counsel, and Director
Jason G. Overbaugh(1)	50	Vice President, National Marketing Director of Life Insurance, and Director
Jeffrey R. Stephens	71	Senior General Counsel and Secretary
Adam G. Quist(1)	39	President – Memorial Services, Assistant Secretary, and General Counsel

1 Scott M. Quist is the father of S. Andrew Quist and Adam G. Quist, and the uncle of Jason G. Overbaugh.

Garrett S. Sill has served as Chief Financial Officer and Treasurer of the Company since 2013. From 2011 to 2013, Mr. Sill served as Vice President and Assistant Treasurer of Security National Life Insurance Company, a wholly owned subsidiary of the Company. From 2002 to 2011, Mr. Sill was Chief Financial Officer and Treasurer of SecurityNational Mortgage Company, a wholly owned subsidiary of the Company. Mr. Sill is a certified public accountant, having been licensed since 2002. He holds a B.A. degree in Accounting from Weber State University and a Master’s degree in Business Administration (M.B.A. degree) from the University of Utah. Mr. Sill also serves as chairman of the Advisory Council of the School of Accounting and Taxation at Weber State University.

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Jeffrey R. Stephens has served as Senior General Counsel of the Company since 2017, as General Counsel from 2006 to 2017, and as Secretary of the Company since 2008. Mr. Stephens was in private practice from 1981 to 2006 in the States of Washington and Utah. Mr. Stephens holds a B.A. degree in Geography from the University of Utah and received his law degree from Brigham Young University. Mr. Stephens is a member of the Utah State Bar Association and the Washington State Bar Association.

The Board of Directors of the Company has a written procedure that requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the Company’s interests.

All executive officers and directors of the Company hold office until the next Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier resignation or removal.

Corporate Governance

Corporate Governance Guidelines. The Board of Directors has adopted the Security National Financial Corporation Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The Board of Directors has also adopted written charters for its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The guidelines and committee charters are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly. The full text of the guidelines and the committee charters is published on the Company’s website at www.securitynational.com/governance. A copy of the committee charters and guidelines may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, Senior General Counsel and Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

Code of Business Conduct and Ethics. All of the Company’s officers, employees, and directors are required to comply with the Company’s Code of Business Conduct and Ethics to help ensure that the Company’s business is conducted in accordance with appropriate standards of ethical behavior. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company’s business. Employees are required to report any violations or suspected violations of the Code. The Code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics is published on the Company’s website at www.securitynational.com/governance. A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, Senior General Counsel and Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

Insider Trading Policy. The Company’s insider trading policy prohibits our Directors, executive officers and those employees, independent contractors and consultants who are from time to time added to the Company’s restricted trading list (collectively, the “Insiders”) from engaging in any transaction involving the Company’s securities from the date he or she possesses insider information. These prohibitions also extend to any family member of our Insiders who share the same household with them and any other individual or entity whose securities trading decisions are influenced or controlled by any of our Insiders (collectively, the “Related Insiders”). Insiders are also prohibited from engaging in any transaction involving the Company’s securities for certain “blackout” periods during which the Company is preparing but has not released financial information.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

The table below sets forth fiscal years 2024 and 2023 compensation information for (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer, and (iii) the Company’s three other executive officers, who, based on their total compensation, were the most highly compensated executive officers in 2024. The Company refers to them in this Proxy Statement collectively as the “Named Executive Officers.”

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Option Awards($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-qualified Deferred Compensation on Change in Pension Value and Earnings($)(1)	All other Compen-sation ($) (2)	Total ($)

Scott M. Quist	2024	$751,700	$337,500	$203,814	-	-	$52,563	$1,345,577
Chairman, President and Chief Executive Officer	2023	$692,533	$334,500	$104,545	-	-	$51,184	$1,182,762

Garrett S. Sill	2024	$359,042	$218,000	$211,364	-	-	$45,801	$834,207
Chief Financial Officer and Treasurer	2023	$335,875	$216,850	$77,453	-	-	$43,236	$673,414

S. Andrew Quist	2024	$455,521	$322,850	$252,629	-	-	$49,924	$1,080,924
Vice President and General Counsel	2023	$420,042	$21,075	$154,873	-	-	$46,830	$642,820

Adam G. Quist	2024	$358,729	$318,000	$252,629	-	-	$49,914	$979,272
Vice President – Memorial Services, Assistant Secretary, General Counsel	2023	$328,458	$234,475	$154,873	-	-	$46,691	$764,497

Jason G. Overbaugh	2024	$354,167	$167,750	$122,459	-	-	$41,554	$685,927
Vice President, National Marketing Director of Life Insurance	2023	$333,958	$166,750	$77,453	-	-	$39,018	$617,179

(1)	The amounts indicated under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” consist of amounts that the Company contributed into a trust for the benefit of the Named Executive Officers under the Company’s Non-Qualified Deferred Compensation Plan.

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(2)	The amounts indicated under “All Other Compensation” consist of the following amounts that the Company paid for the benefit of the Named Executive Officers:

(a)	payments related to the operation of automobiles for Scott M. Quist ($7,200 for each of the years 2024 and 2023), Garrett S. Sill ($4,200 for each of the years 2024 and 2023), S. Andrew Quist and Adam G. Quist ($8,400 for 2024 and 7,800 for 2023), and Jason G. Overbaugh (nil for each of the years 2024 and 2023). However, such payments do not include the furnishing of an automobile by the Company to Scott M. Quist, nor the payment of insurance and property taxes with respect to the automobile operated by such executive officer;
(b)	group life insurance premiums that the Company paid to a group life insurance plan for Scott M. Quist ($408 for 2024 and $416 for 2023), Garrett S. Sill ($222 for each of the years 2024 and 2023), S. Andrew Quist ($144 for each of the years 2024 and 2023), Adam G. Quist ($138 for each of the years 2024 and 2023), and Jason G. Overbaugh ($174 for each of the years 2024 and 2023);
(c)	life insurance premiums that the Company paid for the benefit of Scott M. Quist ($12,390 for each of the years 2024 and 2023), and Garrett S. Sill, S. Andrew Quist, Adam G. Quist and Jason G. Overbaugh (nil for each of the years 2024 and 2023);
(d)	medical insurance premiums that the Company paid to a medical insurance plan for Scott M. Quist ($18,315 for 2024 and $17,528 for 2023), Garrett S. Sill ($27,131 for 2024 and $25,224 for 2023), S. Andrew Quist ($27,131 for 2024 and $25,224 for 2023), Adam G. Quist ($27,131 for 2024 and $25,224 for 2023), and Jason G. Overbaugh ($27,131 for 2024 and $25,224 for 2023);
(e)	long term disability insurance premiums that the Company paid to a provider of such insurance for Scott M. Quist ($450 for each of the years for 2024 and 2023), Garrett S. Sill ($448 for 2024 and $390 for 2023), S. Andrew Quist ($449 for 2024 and $430 for 2023), Adam G. Quist ($445 for 2024 and $329 for 2023), and Jason G. Overbaugh ($449 for 2024 and $420 for 2023);
(f)	contributions that the Company made to defined contribution plans for Scott M. Quist ($13,800 for 2024 and $13,200 for 2023), Garrett S. Sill ($13,800 for 2024 and $13,200 for 2023), S. Andrew Quist ($13,800 for 2024 and $13,200 for 2023), Adam G. Quist ($13,800 for 2024 and $13,200 for 2023), Jason G. Overbaugh ($13,800 for 2024 and $13,200 for 2023); and
(g)	gym membership incentives for Scott M. Quist, Garrett S. Sill, Adam G. Quist, and Jason G. Overbaugh (nil for each of the years 2024 and 2023); S. Andrew Quist (nil for 2024 and $32 for 2023).

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SUPPLEMENTAL ALL OTHER COMPENSATION TABLE

The table below sets forth all other compensation provided to the Named Executive Officers for fiscal years 2024 and 2023.

Name of Executive Officer	Year	Perks and Other Personal Benefits	Tax Reimbursements	Discounted Securities Purchases	Payments/Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Dividend or Earnings on Stock or Option Awards	Other

Scott M. Quist	2024	$7,200	-	-	-	$13,800	$31,563	–	–
	2023	$7,200	-	-	-	$13,200	$30,784	–	–

Garrett S. Sill	2024	$4,200	-	-	-	$13,800	$27,801	–	–
	2023	$4,200	-	-	-	$13,200	$25,836	–	–

S. Andrew Quist	2024	$8,400	-	-	-	$13,800	$27,724	–	–
	2023	$7,832	-	-	-	$13,200	$25,798	–	–

Adam G. Quist	2024	$8,400	-	-	-	$13,800	$27,714	–	–
	2023	$7,800	-	-	-	$13,200	$25,691	–	–

Jason G. Overbaugh	2024	–	-	-	-	$13,800	$27,754	–	–
	2023	–	-	-	-	$13,200	$25,818	–	–

GRANTS OF PLAN-BASED AWARDS

The table below sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2024.

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Awards: Number of Securities	Exercise or Base Price of	Closing Price on	Grant Date Fair Value of Stock and
Name of Executive	Grant	Threshold	Target	Maximum	Underlying Options	Option Awards	Grant Date	Option Awards
Officer	Date	($)	($)	($)	(#)	($/Sh)	($/Sh)	($)

Scott M. Quist	12/6/2024	–	–	–	6,950	$14.39	$13.08	14,900
Scott M. Quist	12/6/2024	–	–	–	58,050	$13.08	$13.08	188,914

Garrett S. Sill	12/6/2024	–	–	–	65,000	$13.08	$13.08	$211,364

S. Andrew Quist	12/6/2024	–	–	–	6,950	$14.39	$13.08	$14,900
S. Andrew Quist	12/6/2024	–	–	–	73,050	$13.08	$13.08	$237,729

Adam G. Quist	12/6/2024	–	–	–	6,950	$14.39	$13.08	$14,900
Adam G. Quist	12/6/2024	–	–	–	73,050	$13.08	$13.08	$237,729

Jason G. Overbaugh	12/6/2024	–	–	–	6,950	$14.39	$13.08	$14,900
Jason G. Overbaugh	12/6/2024	–	–	–	33,050	$13.08	$13.08	$107,556

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OUTSTANDING EQUITY AWARDS

The table below sets forth information concerning outstanding equity awards held by Named Executive Officers at December 31, 2024.

Option Awards								Stock Awards
Name of Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (1) (#)		Option Exercise Price (2) ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott M. Quist			(5)	—
			(6)	—
	12/03/2021	57,881	(7)	—		$8.13	12/03/2026	—	—	—	—	—
	12/02/2022	71,663	(8)	—		6.14	12/02/2027	—	—	—	—	—
	12/01/2023	68,250	(9)	—		7.97	12/01/2028	—	—	—	—	—
	12/06/2024	—		6,950	(10)(12)	14.39	12/06/2029	—	—	—	—	—
	12/06/2024	—		58,050	(11)(12)	13.08	12/06/2034	—	—	—	—	—

Garrett S. Sill				—				—	—	—	—	—
			(3)	—
	11/30/2018	27,472	(4)	—		$3.96	11/30/2028	—	—	—	—	—
	12/06/2019	32,704	(5)	—		4.12	12/06/2029	—	—	—	—	—
	03/27/2020	31,147	(6)	—		2.99	03/27/2030	—	—	—	—	—
	12/03/2021	34,729	(7)	—		7.39	12/03/2031	—	—	—	—	—
	12/02/2022	38,588	(8)	—		5.85	12/02/2032
	12/01/2023	42,000	(9)	—		7.59	12/01/2033
	12/06/2024	—		65,000	(11)(12)	13.08	12/06/2034

S. Andrew Quist

	12/04/2015	31,803		—		$4.13	12/04/2025	—	—	—	—	—
	12/02/2016	30,289		—		4.55	12/02/2026	—	—	—	—	—
	12/01/2017	28,847	(3)	—		3.44	12/01/2027	—	—	—	—	—
	11/30/2018	34,340	(4)	—		3.96	11/30/2028	—	—	—	—	—
			(5)
	03/27/2020	49,836	(6)	—		2.99	03/27/2030	—	—	—	—	—
	12/03/2021	69,458	(7)	—		7.39	12/03/2031	—	—	—	—	—
	12/02/2022	88,200	(8)	—		5.85	12/02/3032	—	—	—	—	—
	12/01/2023	84,000	(9)	—		7.59	12/01/2033	—	—	—	—	—
	12/06/2024	—		6,950	(10)(12)	14.39	12/06/2029	—	—	—	—	—
	12/06/2024	—		73,050	(11)(12)	13.08	12/06/2034	—	—	—	—	—

Adam G. Quist
	12/02/2016	15,144		—		4.55	12/02/2026	—	—	—	—	—
	12/01/2017	21,634	(3)	—		3.44	12/01/2027	—	—	—	—	—
	11/30/2018	27,472	(4)	—		3.96	11/30/2028	—	—	—	—	—
	12/06/2019	45,787	(5)	—		4.12	12/06/2029	—	—	—	—	—
	03/27/2020	43,607	(6)	—		2.99	03/27/2030	—	—	—	—	—
	12/03/2021	69,458	(7)	—		7.39	12/03/2031
	12/01/2022	88,200	(8)	—		5.85	12/02/2032	—	—	—	—	—
	12/01/2023	84,000	(9)	—		7.59	12/01/2023
	12/06/2024	—		6,950	(10)(12)	14.39	12/06/2029	—	—	—	—	—
	12/06/2024	—		73,050	(11)(12)	13.08	12/06/2034	—	—	—	—	—

Jason G. Overbaugh

	12/01/2017	28,847	(3)	—		$3.44	12/01/2027	—	—	—	—	—
	11/30/2018	34,340	(4)	—		3.96	11/30/2028	—	—	—	—	—
	12/06/2019	39,246	(5)	—		4.12	12/06/2029	—	—	—	—	—
	03/27/2020	37,377	(6)	—		2.99	03/27/2030	—	—	—	—	—
	12/03/2021	34,729	(7)	—		7.39	12/03/2031	—	—	—	—	—
	12/02/2022	38,588	(8)	—		5.85	12/02/2032	—	—	—	—	—
	12/01/2023	42,000	(9)	—		7.59	12/01/2033
	12/06/2024	—		6,950	(10)(12)	14.39	12/06/2029	—	—	—	—	—
	12/06/2024	—		33,050	(11)(12)	13.08	12/06/2034	—	—	—	—

(1)	Except for options granted to Scott M. Quist that have five-year terms, such grants have ten-year terms. The vesting of any unvested shares is subject to the recipient’s continuous employment. This reflects the equivalent of Class A common shares.

(2)	Exercise prices have been adjusted for the effect of annual stock dividends.

(3)	On December 1, 2017, S. Andrew Quist was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.44 per share or 20,000 shares of Class C common stock at an exercise price of $3.44 per share, or any combination thereof. Also, on December 1, 2017, Adam G. Quist was granted stock options to purchase 15,000 shares of Class A common stock at an exercise price of $3.44 per share or 15,000 shares of Class C common stock at an exercise price of $3.44 per share, or any combination thereof. Also, on December 1, 2017, Jason G. Overbaugh was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.44 per share or 20,000 shares of Class C common stock at an exercise price of $3.44 per share, or any combination thereof.

(4)	On November 30, 2018, Garrett S. Sill was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.96 per share or 20,000 shares of Class C common stock at an exercise price of $3.96 per share, or any combination thereof. Also, on November 30, 2018, S. Andrew Quist was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $3.96 per share or 25,000 shares of Class C common stock at an exercise price of $3.96 per share, or any combination thereof. Also, on November 30, 2018, Adam G. Quist was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.96 per share or 20,000 shares of Class C common stock at an exercise price of $3.96 per share, or any combination thereof. Also, on November 30, 2018, Jason G. Overbaugh was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $3.96 per share or 25,000 shares of Class C common stock at an exercise price of $3.96 per share, or any combination thereof.

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	(5)	On December 6, 2019, Garrett S. Sill was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $4.12 per share or 25,000 shares of Class C common stock at an exercise price of $4.12 per share, or any combination thereof. Also, on December 6, 2019, Adam G. Quist was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $4.12 per share or 35,000 shares of Class C common stock at an exercise price of $4.12 per share, or any combination thereof. Also, on December 6, 2019, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $4.12 per share or 30,000 shares of Class C common stock at an exercise price of $4.12 per share, or any combination thereof.

	(6)	On March 27, 2020, Garrett S. Sill was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $2.99 per share or 25,000 shares of Class C common stock at an exercise price of $2.99 per share, or any combination thereof. Also, on March 27, 2020, S. Andrew Quist was granted stock options to purchase 40,000 shares of Class A common stock at an exercise price of $2.99 per share or 40,000 shares of Class C common stock at an exercise price of $2.99 per share, or any combination thereof. Also, on March 27, 2020, Adam G. Quist was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $2.99 per share or 35,000 shares of Class C common stock at an exercise price of $2.99 per share, or any combination thereof. Also, on March 27, 2020, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $2.99 per share or 30,000 shares of Class C common stock at an exercise price of $2.99 per share, or any combination thereof.

	(7)	On December 3, 2021, Scott M. Quist was granted stock options to purchase 50,000 shares of Class A common stock at an exercise price of $8.13 per share or 50,000 shares of Class C common stock at an exercise price of $8.13 per share, or any combination thereof. Also, on December 3, 2021, Garrett S. Sill was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $7.39 per share or 30,000 shares of Class C common stock at an exercise price of $7.39 per share, or any combination thereof. Also, on December 3, 2021, S. Andrew Quist was granted stock options to purchase 60,000 shares of Class A common stock at an exercise price of $7.39 per share or 60,000 shares of Class C common stock at an exercise price of $7.39 per share, or any combination thereof. Also, on December 3, 2021, Adam G. Quist was granted stock options to purchase 60,000 shares of Class A common stock at an exercise price of $7.39 per share or 60,000 shares of Class C common stock at an exercise price of $7.39 per share, or any combination thereof. Also, on December 3, 2021, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $7.39 per share or 30,000 shares of Class C common stock at an exercise price of $7.39 per share, or any combination thereof.

	(8)	On December 2, 2022, Scott M. Quist was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $6.14 per share or 65,000 shares of Class C common stock at an exercise price of $6.14 per share, or any combination thereof. Also, on December 2, 2022, Garrett S. Sill was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $5.85 per share or 35,000 shares of Class C common stock at an exercise price of $5.85 per share, or any combination thereof. Also, on December 2, 2022, S. Andrew Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $5.85 per share or 80,000 shares of Class C common stock at an exercise price of $5.85 per share, or any combination thereof. Also, on December 2, 2022, Adam G. Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $5.85 per share or 80,000 shares of Class C common stock at an exercise price of $5.85 per share, or any combination thereof. Also, on December 2, 2022, Jason G. Overbaugh was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $5.85 per share or 35,000 shares of Class C common stock at an exercise price of $5.85 per share, or any combination thereof.

(9)

On December 1, 2023, Scott M. Quist was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $7.97 per share or 65,000 shares of Class C common stock at an exercise price of $7.97 per share, or any combination thereof. Also, on December 1, 2023, Garrett S. Sill was granted stock options to purchase 40,000 shares of Class A common stock at an exercise price of $7.59 per share or 40,000 shares of Class C common stock at an exercise price of $7.59 per share, or any combination thereof. Also, on December 1, 2023, S. Andrew Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $7.59 per share or 80,000 shares of Class C common stock at an exercise price of $7.59 per share, or any combination thereof. Also, on December 1, 2023, Adam G. Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $7.59 per share or 80,000 shares of Class C common stock at an exercise price of $7.59 per share, or any combination thereof. Also, on December 1, 2023, Jason G. Overbaugh was granted stock options to purchase 40,000 shares of Class A common stock at an exercise price of $7.59 per share or 40,000 shares of Class C common stock at an exercise price of $7.59 per share, or any combination thereof.

(10)

On December 6, 2024, Scott M. Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $14.39 per share or 6,950 shares of Class C common stock at an exercise price of $14.39 per share, or any combination thereof. Also, on December 6, 2024, S. Andrew Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $14.39 per share or 6,950 shares of Class C common stock at an exercise price of $14.39 per share, or any combination thereof. Also, on December 6, 2024, Adam G. Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $14.39 per share or 6,950 shares of Class C common stock at an exercise price of $14.39 per share, or any combination thereof. Also, on December 6, 2024, Jason G. Overbaugh was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $14.39 per share or 6,950 shares of Class C common stock at an exercise price of $14.39 per share, or any combination thereof.

(11)

On December 6, 2024, Scott M. Quist was granted stock options to purchase 58,050 shares of Class A common stock at an exercise price of $13.08 per share or 58,050 shares of Class C common stock at an exercise price of $13.08 per share, or any combination thereof. Also, on December 6, 2024, Garrett S. Sill was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $13.08 per share or 65,000 shares of Class C common stock at an exercise price of $13.08 per share, or any combination thereof. Also, on December 6, 2024, S. Andrew Quist was granted stock options to purchase 73,050 shares of Class A common stock at an exercise price of $13.08 per share or 73,050 shares of Class C common stock at an exercise price of $13.08 per share, or any combination thereof. Also, on December 6, 2024, Adam G. Quist was granted stock options to purchase 73,050 shares of Class A common stock at an exercise price of $13.08 per share or 73,050 shares of Class C common stock at an exercise price of $13.08 per share, or any combination thereof. Also, on December 6, 2024, Jason G. Overbaugh was granted stock options to purchase 33,050 shares of Class A common stock at an exercise price of $13.08 per share or 33,050 shares of Class C common stock at an exercise price of $13.08 per share, or any combination thereof.

(12)		Stock options vest at the rate of 25% of the total number of shares per quarter over a one-year period after the grant date.

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OPTION AWARDS VESTING SCHEDULE

The table below sets forth the vesting schedule of unexercisable options reported in the “Number of Securities Underlying Unexercised Options — Unexercisable” column of the table above.

Grant Date	Vesting

12/04/2015	These options vested 25% per quarter over a one year period after the grant date.
12/02/2016	These options vested 25% per quarter over a one year period after the grant date.
12/01/2017	These options vested 25% per quarter over a one year period after the grant date.
11/30/2018	These options vested 25% per quarter over a one year period after the grant date.
12/06/2019	These options vested 25% per quarter over a one year period after the grant date.
03/27/2020	These options vested 25% per quarter over a one year period after the grant date.
12/03/2021	These options vested 25% per quarter over a one year period after the grant date.
12/02/2022	These options vested 25% per quarter over a one year period after the grant date.
12/01/2023	These options vested 25% per quarter over a one year period after the grant date.
12/06/2024	These options vest 25% per quarter over a one year period after the grant date.

OPTION EXERCISES AND STOCK VESTED

The table below sets forth all stock options exercised and value received upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during the year ended December 31, 2024.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name of Executive Officer	(#)	($)	(#)	($)
Scott M. Quist	127,705	$1,189,650	—	—
Garrett S. Sill	34,355	244,592	—	—
S. Andrew Quist	92,293	721,395	—	—
Adam G. Quist	2,805	16,535	—	—
Jason G. Overbaugh	34,068	179,424	—	—

PENSION BENEFITS

The table below sets forth the present value as of December 31, 2024 of the benefit of the Named Executive Officers under the defined benefit pension plan.

Name of Executive Officer	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Scott M. Quist	None	—	—	—
Garrett S. Sill	None	—	—	—
S. Andrew Quist	None	—	—	—
Adam G. Quist	None	—	—	—
Jason G. Overbaugh	None	—	—	—

RELATED PERSON TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Persons

Our Code of Conduct requires that every employee avoid situations where loyalties may be divided between the Company’s interests and the employee’s own interests. Employees and directors must avoid conflicts of interest that interfere with the performance of their duties or are not in the Company’s best interest.

Pursuant to its written charter, the Audit Committee reviews and approves all “related party transactions” (as such term is used by ASC Topic 850 Related Party Disclosures) involving executive officers and directors, or as otherwise may be required to be disclosed in our financial statements or periodic filings with the Securities and Exchange Commission (SEC) (including under Item 404 of Regulation S-K under the Securities Act of 1933), other than:

●	grants of stock options made by the Board or any committee thereof or pursuant to an automatic grant plan; and
●	payment of compensation authorized by the Board or any committee thereof.

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A Related Person Transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and, as relates to directors or shareholders who have an ownership interest in the Company of more than 5%, the amount involved exceeds $120,000, and in which any Related Person (defined below) had, has or will have a direct or indirect material interest.

A Related Person includes officers, directors, nominees, five percent beneficial owners and their respective immediate family members (which in turn includes person’s spouse, parents, siblings, children, in-laws, step relatives, and any other person sharing the household (other than a tenant or household employee)).

Related Person Transactions include transactions between the Company and its executive officers and directors. We have adopted written policies and procedures regarding the identification of Related Persons and Related Person Transactions and the approval process for such transactions. The Audit Committee considers each Related Person Transaction in light of the specific facts and circumstances presented, including but not limited to the risks, costs and benefits to the Company and the availability from other sources of comparable services or products.

Certain Related Person Transactions

S. Andrew Quist and Adam G. Quist are sons of, and Jason G. Overbaugh is the nephew of, Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer. In 2024, we provided to Messrs. S. Andrew Quist, Adam G. Quist and Jason G. Overbaugh total cash and equity compensation of $1,080,924, $979,272 and $685,927, respectively. Refer to the Summary Compensation Table on Page 14 for additional information regarding their compensation. The Board, acting through the Audit Committee, believes that the foregoing Related Party Transactions are reasonable and fair to the Company.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information as of December 31, 2024 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance, aggregated as follows: (i) all compensation plans previously approved by security holders; and (ii) all compensation plans not previously approved by security holders.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by stockholders (1)	2,383,807	(2)	$5.93	(2)	229,706
Equity compensation plans not approved by stockholders	0		-		0

(1)	This reflects the 2022 Equity Incentive Plan (the “2022 Plan”), the 2013 Amended and Restated Stock Option and other Equity Incentive Awards Plan (the “2013 Plan”) and the 2014 Amended and Restated Director Stock Option Plan (the “2014 Director Plan”). The 2022 Plan was approved by the stockholders at the annual stockholders meeting held on June 17, 2022, and authorized a maximum 1,000,000 shares Class A or Class C common stock for issuance thereunder (the “2022 Plan Share Reserve”). Any Class A or Class C common stock shares that are subject to awards of options or stock appreciation rights are counted against the Share Reserve as one share for every one share granted. Any Class A or Class C common stock shares that are subject to awards other than options or stock appreciation rights is counted against the 2022 Plan Share Reserve as two shares for every one share granted. The 2013 Plan was approved by the stockholders at the annual stockholders meeting held on July 12, 2013, which reserved 450,000 shares of Class A common stock, of which 150,000 shares of Class C common stock could be issued as an alternative to up to 150,000 shares of Class A common stock. The 2014 Director Plan was approved by stockholders at the annual stockholders meeting held on July 2, 2014, which reserved 150,000 shares of Class A common stock for issuance thereunder. The 2013 Plan was amended by the stockholders at the annual stockholders meeting held on July 1, 2015 to authorize an additional 450,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 200,000 Class C common shares may be issued as an alternative to up to 200,000 shares of Class A common stock. The 2013 Plan was further amended by the stockholders at the annual stockholders meeting held on June 29, 2017 to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 250,000 Class C common shares may be issued as an alternative to up to 250,000 shares of Class A common stock. The 2013 Plan was further amended by the stockholders at the annual stockholders meeting held on June 26, 2020 to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 350,000 Class C common stock may be issued as an alternative to up to 350,000 shares of Class A common stock. The 2014 Director Plan was amended by the stockholders at the annual stockholders meeting held on June 26, 2020 to authorize an additional 100,000 shares of Class A common stock to be available for issuance under the Plan.

(2)	The weighted average exercise prices reflect solely the shares of Class A common stock that will be issued upon exercise of outstanding options.

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Employment Agreement with Scott M. Quist

On December 4, 2012, the Company entered into an employment agreement with Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer of the Company. The agreement was initially for a six-year term beginning on December 4, 2012 and ending on December 4, 2018. The agreement has been extended to December 31, 2030.

Under the terms of the agreement, Mr. Quist is to devote his full time to the Company, serving as Chairman of the Board, President and Chief Executive Officer at not less than his current salary and benefits. In addition, Mr. Quist is required to perform such additional duties as may be assigned to him from time to time by the Company’s Board of Directors. The Company agreed to maintain a group term life insurance policy of not less than $1,000,000 and a whole life insurance policy in the amount of $500,000 on Mr. Quist’s life. In the event of disability, Mr. Quist’s salary would be continued for up to five years at 75% of its current level of compensation.

In the event of a sale or merger of the Company and Mr. Quist is not retained in his current position, the Company would be obligated to continue paying Mr. Quist’s current compensation and benefits for seven years following the merger or sale. The employment agreement further provides that Mr. Quist is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 65), (ii) five years following complete disability, or (iii) upon termination of his employment without cause. These retirement benefits are to be paid for a period of twenty years in annual installments in the amount equal to 75% of his then current level of compensation. In the event that Mr. Quist dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs. The Company adjusted the accrual by $340,557 and nil during the years ended December 31, 2024 and 2023, respectively, to cover the present value of anticipated retirement benefits under the employment agreement. The liability accrued was $7,215,806 and $7,556,363 as of December 31, 2024 and 2023, respectively.

401(k) Retirement Savings Plan

The Company’s Board of Directors adopted its 401(k) Retirement Savings Plan in 1995. All persons who have completed at least one year’s service with the Company and satisfy other plan requirements are eligible to participate in the plan. The Company may contribute at the discretion of the Company’s Board of Directors an Employer Profit Sharing Contribution to the accounts of participants in the plan. Additionally, the Company may match (i) 100% of annual employee contributions to the plan in a total matching contribution amount of up to 3% of an employee’s total annual compensation and (ii) 50% of annual employee contributions to the plan in a total matching contribution amount of up to 4% to 5% of an employee’s annual compensation. All Company matching contributions are invested in the Company’s Class A common stock. The Company’s contribution for 2024 and 2023 was $768,288 and $1,819,275 respectively, under the plan.

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Non-Qualified Deferred Compensation Plan

In 2001, the Company’s Board of Directors adopted its Non-Qualified Deferred Compensation Plan and this plan was amended in 2005 and later amended in 2019 and 2024. Under the terms of the plan, the Company may provide deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. The Board has appointed a committee of the Company to be the plan administrator and to determine the employees who are eligible to participate in the plan. The employees who participate may elect to defer a portion of their compensation into the plan. The Company may contribute into the plan at the discretion of the Company’s Board of Directors. The Company did not make any contributions for 2024 or 2023. The investment committee of the Company’s Non-Qualified Deferred Compensation Plan consists of Scott M. Quist, S. Andrew Quist and Garrett S. Sill.

NON-QUALIFIED DEFERRED COMPENSATION

The table below sets forth the balances of the non-qualified deferred compensation account of the Named Executive Officers in 2024 and the aggregate balance of deferred compensation of the Named Executive Officers at December 31, 2024.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals	Balance
	In Last FY	In Last FY	in last FY	Distributions	at last FYE
Name	($)	($)	($)	($)	($)

Scott M. Quist	—	—	—	—	$1,523,852	(1)
Garrett S. Sill	—	—	—	—	142,676	(2)
S. Andrew Quist	—	—	—	—	—
Adam G. Quist	—	—	—	—	—
Jason G. Overbaugh	—	—	—	—	345,393	(3)

(1)	Includes 126,671 shares of the Company’s Class A common stock, based on the closing price of $12.03 at December 31, 2024.
(2)	Includes 11,860 shares of the Company’s Class A common stock, based on the closing price of $12.03 at December 31, 2024.
(3)	Includes 28,711 shares of the Company’s Class A common stock, based on the closing price of $12.03 at December 31, 2024.

2013 Stock Option and Other Equity Incentive Awards Plan

On August 24, 2013, the Company adopted the Security National Financial Corporation 2013 Stock Option Plan (the “2013 Plan”), which reserved 450,000 shares of Class A common stock to be made available for issuance thereunder, of which up to 150,000 shares of Class C common stock could be issued as an alternative to up to 150,000 shares of Class A common stock. The 2013 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company. Both “incentive stock options,” as defined under Section 422A of the Internal Revenue Code of 1986 and “non-qualified options” may be granted under the 2013 Plan. The 2013 Plan was approved by the stockholders at the Company’s Annual Meeting, which was held on July 12, 2013.

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On July 1, 2015, the stockholders approved an amendment to the 2013 Plan to authorize an additional 450,000 shares of Class A common stock under the 2013 Plan, of which up to 200,000 shares of Class C common stock may be issued as an alternative to up to 200,000 shares of Class A common stock. On June 29, 2017, the stockholders approved an amendment to the 2013 Plan to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the plan, of which up to 250,000 shares of Class C common stock may be issued as an alternative to up to 250,000 shares of Class A Common Stock. On June 26, 2020, the stockholders approved an amendment to the 2013 Plan to authorize an additional 500,000 shares of Class A common stock under the 2013 Plan, of which up to 350,000 shares of Class C common stock may be issued in place of up to 350,000 shares of Class A common stock.

The 2013 Plan is to be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales affected under the 2013 Plan are to be determined by the Board of Directors or its committee. No options may be exercised for a term of more than ten years from the date of the grant. Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the Internal Revenue Code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 2013 Plan provides that the exercise price for non-qualified options will not be less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company’s Board of Directors.

The 2013 Plan also provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately and an appropriate adjustment shall be made in the purchase price to reflect such subdivision, combination or stock dividend. In addition, the number of shares of common stock reserved for purposes of the 2013 Plan shall be adjusted by the same proportion. No options may be exercised for a term of more than ten years from the date of grant.

The 2013 Plan further provides that an option shall be exercised by giving written notice to the Company. Such notice shall identify the option being exercised and specify the number of shares as to which such option is being exercised, accompanied by payment of the purchase price. The purchase price may be made either in cash or by check or, at the discretion of the Board, through delivery of shares of common stock having a fair market value equal as of the date of the exercise to the cash exercise price of the option or, at the discretion of the Board, through the use of some of the shares for which the option is being exercised (a cashless transaction), or by any combination of the foregoing means of payment.

On December 4, 2015, the Board of Directors approved a resolution to amend the 2013 Plan to include additional equity incentive awards. These additional incentive awards under the plan consist of Stock Appreciation Rights (SARs), Restricted Stock Units (RSUs), and Performance Share Awards. Stock Appreciation Rights are awards that entitle the recipient to receive cash or stock equal to the excess of the Company’s stock price on the date the SAR is exercised over the Company’s stock price on the date the SAR was granted times the number of shares of stock with respect to which the SAR is exercised. Restricted Stock Units entitle the recipient to receive RSUs that require the Company on the distribution dates to transfer to the recipient one unrestricted, fully transferable share of stock for each RSU scheduled to be paid out on that date. Performance Share Awards entitle the recipient to receive stock based on the Company meeting certain performance goals. As amended, the 2013 Plan is now entitled, the “Security National Financial Corporation Amended and Restated 2013 Stock Option and Other Equity Incentive Awards Plan.”

The 2013 Plan has a term of ten years. The Board of Directors may amend or terminate the 2013 Plan at any time, from time to time, subject to approval of certain modifications to the 2013 Plan by the stockholders of the Company as may be required by law or the 2013 Plan. Given the expiration of the term of the 2013 Plan, no additional awards are authorized for issuance thereunder.

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2014 Director Stock Option Plan

On May 16, 2014, the Company adopted the Security National Financial Corporation 2014 Director Stock Option Plan (the “2014 Director Plan”). The 2014 Director Plan was approved by the stockholders at the Company’s Annual Meeting on July 2, 2014 and replaced the Company’s 2006 Director Stock Option Plan. The 2014 Director Plan provides for the grant by the Company of stock options to directors who are not employees or paid consultants (the “Outside Directors”) to purchase shares of Class A common stock made available for issuance under the plan. The 2014 Director Plan also provides that annually each Outside Director is automatically eligible to receive options to purchase 1,000 shares of the Company’s Class A common stock. On December 1, 2017, the 2014 Director Plan was amended to authorize the Board of Directors to establish, each year, the effective date of such automatic grants.

On March 27, 2020, the Board approved an amendment to the 2014 Director Plan to provide for the cashless exercise of stock options. Prior to the approval of the amendment, the consideration for the shares to be issued upon the exercise of a stock option under the 2014 Director Plan included cash, check, or at the discretion of the Board, through the delivery of shares of common stock having a fair market value equal to the cash exercise price of the option, or a combination of the foregoing. As amended, at the discretion of the Board, the consideration for exercising the option may also include the use of some or all of the shares for which the option is exercised (cashless exercise of the option), or by any combination of the foregoing methods of payment. As a result of the amendment, the 2014 Director Plan is now entitled, “Security National Financial Corporation Amended and Restated 2014 Director Stock Option Plan.” On June 26, 2020, the stockholders approved an amendment to the 2014 Director Plan to authorize an additional 100,000 shares of Class A common stock to be made available for issuance under the plan, thereby increasing the total number of available shares from 150,000 to 250,000.

The stock options granted to Outside Directors shall vest in four equal quarterly installments over a one-year period from the date of grant, until such shares are fully vested. The primary purposes of the 2014 Director Plan are to enhance the Company’s ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets, or other change in control transaction involving the Company, each option granted under the 2014 Director Plan becomes exercisable in full, unless such option is assumed by the successor company. In the event the transaction is not approved by a majority of the “Continuing Directors” (as defined in the 2014 Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

The 2014 Director Plan has a term of ten years. The Board of Directors may amend or terminate the 2014 Director Plan at any time, from time to time, subject to approval of certain modifications to the 2014 Director Plan by the stockholders of the Company as may be required by law or the 2014 Director Plan. Given the expiration of the term of the 2014 Director Plan, no additional awards are authorized for issuance thereunder.

Stock Purchase Plan

On September 11, 2015, the Board of Directors approved the Company’s Stock Purchase Plan for the mutual benefit of the Company and its stockholders. Under the terms of the Stock Purchase Plan, the Company has the option to purchase shares of Class A common stock from its officers and directors who exercise the stock options granted to them under any of the Company’s stock option plans with the proceeds from such purchases to be used to pay the taxes owed by such officers and directors as a result of the exercise of their stock options. Additionally, the officers and directors who exercise their stock options may, in their discretion, request that the Company purchase shares of their Class A common stock with the proceeds from such sale to be used to pay the taxes owed by such officers and directors as a result of the exercise of their stock options.

The Company is authorized under the Stock Purchase Plan to purchase no more than 60,000 shares of Class A common stock in any calendar year to pay the taxes owed by the officers and directors who exercise their stock options under the Stock Purchase Plan. The Company’s purchase price for the Class A common stock under the Stock Purchase Plan shall be equal to the closing sales price of the Company’s Class A common stock as reported by The Nasdaq National Market on the day that the applicable stock options are exercised by such officers and directors. Under the Stock Purchase Plan, the Company may only purchase shares of Class A common stock from the officers and directors exercising their stock options during a “Trading Window” as defined in the Company’s Insider Trading Policy and Guidelines.

20

2022 Equity Incentive Plan

On March 25, 2022, the Company’s Board of Directors adopted the 2022 Equity Incentive Plan and it was approved by the Company’s shareholders on June 17, 2022. The purpose of the 2022 Equity Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards thereunder. A maximum of 1,000,000 shares of Class A or Class C common stock are authorized for issuance under the 2022 Equity Incentive Plan (including pursuant to incentive awards). Awards under the 2022 Equity Incentive Plan are subject to the discretion of the Board and the Compensation Committee. The 2022 Equity Incentive Plan has a term of 10 years. In March 2023, the 2022 Equity Incentive Plan was amended and restated to allow vesting periods of less than one year for Restricted Stock and Restricted Stock Unit awards for directors.

Pay versus Performance

Year	Summary Compensation Total for the Principal Executive Officer (“PEO”) (1)	Compensation Actually Paid to the PEO (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEO”s) (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Income (in $M)
2024	$1,345,577	$1,407,158	$895,083	$930,233	140	$26,536
2023	$1,182,762	$1,258,722	$674,478	$743,230	123	$14,495
2022	$1,175,138	$1,114,851	$746,899	$682,164	79	$25,690

(1)	The totals reflected align with the data reported in the Summary Compensation Table as shown on page 11. Scott M. Quist was the PEO for reach of the respective years in the table. The Non-PEO NEO column represents the Company’s NEOs for each respective year. The employees included in Non-PEO NEOs for each year were Garrett S. Sill, Andrew Quist, Adam G. Quist and Jason Overbaugh.

(2)	Compensation actually paid (“CAP”) has been calculated in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned, realized or received by the company NEOs. The amounts reflect the totals from the Summary Compensation Table on page 11 with certain adjustments as described below. The calculation of CAP requires adjustments made to the PEO and Non-PEO NEOs to determine fair value are noted in the table below.

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	2024		2023		2022
Compensation Actually Paid Component	PEO	Non-PEO	PEO	Non-PEO	PEO	Non-PEO
Summary Compensation Table (“SCT”) Total	$1,345,577	$895,083	$1,182,762	$674,478	1,175,138	$746,899
Deduction: SCT Option Award Amount	(203,814)	(209,770)	(104,545)	(116,163)	(92,787)	(85,785)
Addition: Fair value, at the end of the year, of equity awards granted during the year that remain unvested at year-end	-	-	39,650	60,600	32,500	47,150
Addition: Change in fair value, during the year, of unvested equity awards at the beginning of the year that vested during the year	265,395	244,920	140,855	124,315	-	(26,100)
Compensation Actually Paid	$1,407,158	$930,233	$1,258,722	$743,230	$1,114,851	$682,164

Director Compensation

The table below sets forth the compensation of the Company’s non-employee directors for 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
John L. Cook (1)	$45,450	$8,165	$—	—	—	—	$53,615
Gilbert A. Fuller (2)	45,450	8,165	—	—	—	—	53,615
Robert G. Hunter, M.D. (3)	43,200	—	33,845	—	—	—	77,045
Ludmya B. Love (4)	45,450	—	33,845	—	—	—	79,295
Shital A. Mehta (5)	45,450	—	33,845	—	—	—	79,295
H. Craig Moody (6)	45,450	8,165	—	—	—	—	53,615

(1)	Mr. Cook had options to purchase 57,163 shares of the Company’s Class A common stock and had 2,509 restricted stock units of the Company’s Class A common stock.
(2)	Mr. Fuller had options to purchase 41,045 shares of the Company’s Class A common stock and had 2,969 restricted stock units of the Company’s Class A common stock.
(3)	Dr. Hunter had options to purchase 77,030 shares of the Company’s Class A common stock.
(4)	Ms. Love had options to purchase 33,464 shares of the Company’s Class A common stock.
(5)	Ms. Mehta had options to purchase 33,464 shares of the Company’s Class A common stock.
(6)	Mr. Moody had options to purchase 66,706 shares of the Company’s Class A common stock and had 2,509 restricted stock units of the Company’s Class A common stock.

Independent Director Compensation

Outside Directors of the Company are currently paid a director’s fee of $43,200 per year ($3,600 monthly) by the Company for their services and are reimbursed for their expenses in attending Board and committee meetings. An additional director fee of $750 is paid to each director for each day of attendance at certain management meetings and each day of attendance at audit committee meetings. Each Outside Director is provided with an annual grant of either stock options to purchase 1,000 shares of Class A common stock or 241 restricted stock units, at their election. In 2024, each Outside Director was also granted additional stock options to purchase 9,400 shares of Class A common stock or 2,268 restricted stock units at their election. Upon retirement from the Board, each Outside Director will receive “retirement compensation” equal to one month director’s fee for every year of service.

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Delinquent Section 16(a) Reports

Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and periodic changes in ownership of the Company’s shares of Class A and Class C common stock with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of stock reports received by the Company with respect to 2024, or written representations from certain reporting persons, the Company believes that its directors, executive officers, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except for inadvertent late filings, (i) one by each of Robert Hunter, Mia Love, Jeff Stephens, Jason Overbaugh, Garrett Sill and Adam Quist and (ii) two by each of S. Andrew Quist, Scott Quist and John Cook.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The table below sets forth security ownership information of the Company’s Class A and Class C common stock as of March 31, 2025, (i) for persons who own beneficially more than 5% of the Company’s outstanding Class A or Class C common stock, (ii) for each director of the Company, and (iii) for all executive officers and directors of the Company as a group.

	Class A Common Stock		Class C Common Stock		Class A and Class C Common Stock
	Amount	Percent	Amount	Percent	Amount	Percent
	Beneficially	of	Beneficially	of	Beneficially	of
Name and Address(1)	Owned	Class	Owned	Class	Owned	Class
401(k) Retirement Savings Plan (2)	2,566,396	12.7%	140,897	4.2%	2,707,293	11.5%
George R. and Shirley C. Quist Partnership, Ltd.(3)	820,816	4.0%	1,271,383	38.3%	2,092,199	8.9%
M3 Funds, LLC(4)	1,800,311	8.9%	-	-	1,800,311	7.6%
Scott M. and Lisa J. Quist Family Trust (5)	-	*	1,537,177	46.3%	1,537,177	6.5%
Scott M. Quist(6)(7)(8)(9)	525,361	2.6%	373,063	10.6%	898,424	3.8%
Non-Qualified Deferred Compensation Plan(10)	876,441	4.3%	-	-	876,441	3.7%
S. Andrew Quist (7)(11)	206,869	1.0%	427,010	11.7%	633,879	2.6%
Jason G. Overbaugh (12)	239,064	1.2%	247,442	7.0%	486,506	2.0%
Adam G. Quist (7)(13)	51,408	*	400,159	10.8%	451,567	1.9%
Garrett S. Sill(9)(10)(14)	100,078	*	244,524	6.9%	344,602	1.4%
Jeffrey R. Stephens(15)	161,561	*	-	-	161,561	*
Estate of George R. Quist	114,464	*	788	*	115,252	*
H. Craig Moody(16)	97,559	*	-	-	97,559	*
Robert G. Hunter, M.D.(17)	69,230	*	-	-	69,230	*
John L. Cook(18)	65,363	*	-	-	65,363	*
Gilbert A. Fuller(19)	40,601	*	-	-	40,601	*
Shital A. Mehta(20)	25,664	*	-	-	25,664	*
Ludmya B. Love(21)	13,165	*	-	-	13,165	*
All directors and executive officers
(12 persons)	1,595,923	7.8%	1,692,198	36.1%	3,288,121	13.0%

* Less than 1%

(1)	Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 433 West Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

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(2)	The investment committee of the 401(k) Retirement Savings Plan consists of Scott M. Quist, Adam G. Quist and Garrett S. Sill, who exercise shared voting and investment powers with respect to such shares, provided that individual participants can vote their own shares.
(3)	This stock is owned by the George R. and Shirley C. Quist Partnership, Ltd., of which the Scott M. & Lisa J. Quist Family Trust, which is an irrevocable trust, is a general partner and has shared voting and investment powers with respect to such shares.
(4)	Based solely on the Schedule 13G/A filed on February 14, 2024, Jason A. Stock, Manager of M3 Partners, LP, a Delaware limited partnership, and M3 Funds, LLC, a Delaware limited liability company, General Partner of M3 Partners, LP; Jason A. Stock, Manager of M3 Funds, LLC; Jason A. Stock, Managing Director of M3F, Inc., a Utah corporation; Jason A. Stock, individually, and William C. Waller, individually, exercise shared voting and investment powers with respect to 1,800,311 shares of the Company’s Class A common stock, or 7.6% of the outstanding shares of the Company’s Class A common stock. The address of all entities and individuals filing the Schedule 13G/A is 2070 E. 2100 S. Suite 250, Salt Lake City, Utah 84109.
(5)	This stock is owned by the Scott M. and Lisa J. Quist Family Trust (an irrevocable trust), of which S. Andrew Quist, Amanda J. Nelson and Adam G. Quist are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.
(6)	Does not include 1,537,177 shares of Class C common stock owned by Scott M. Quist and Lisa J. Quist Family Trust (an irrevocable trust), of which S. Andrew Quist, Amanda J. Nelson and Adam G. Quist are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.
(7)	Mr. Scott Quist is the Company’s Chairman of the Board, President, and Chief Executive Officer. Includes options to purchase 214,045 shares of Class C common stock that are currently exercisable. Mr. Quist’s options to purchase 214,045 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 214,045 shares of Class A common stock, or any combination thereof. Mr. Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.
(8)	Does not include 2,566,396 shares of Class A common stock and 140,897 shares of Class C common stock owned by the Company’s 401(k) Retirement Savings Plan, of which Scott M. Quist, Adam G. Quist and Garrett S. Sill are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.
(9)	Does not include 876,441 shares of Class A common stock owned by the Company’s Non-Qualified Deferred Compensation Plan, of which Scott M. Quist, S. Andrew Quist and Garrett S. Sill are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.
(10)	The investment committee of the Company’s Non-Qualified Deferred Compensation Plan consists of Scott M. Quist, S. Andrew Quist and Garrett S. Sill, who exercise shared voting and investment powers with respect to such shares.

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(11)	Mr. Andrew Quist is the Company’s Vice President – Mortgage Operations, General Counsel, and a director. Includes options to purchase 62,092 shares of Class A common stock and options to purchase 324,846 shares of Class C common stock that are currently exercisable. The options to purchase 324,846 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 324,846 shares of Class A common stock, or any combination thereof. Mr. Andrew Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.
(12)	Mr. Overbaugh is the Company’s Vice President, National Marketing Director of Life Insurance, and a director. Includes options to purchase 201,941 shares of Class C common stock that are currently exercisable. The options to purchase 201,941 shares of Class C common stock may also, at Mr. Overbaugh’s election, consist of options to purchase 201,941 shares of Class A common stock, or any combination thereof. Mr. Overbaugh has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Overbaugh will elect to purchase shares of Class A common stock with respect to such options.
(13)	Mr. Adam Quist is the Vice President — Memorial Services, Assistant Secretary, General Counsel, and a director of the Company. Includes options to purchase 15,144 shares of Class A common stock and options to purchase 400,159 shares of Class C common stock that are currently exercisable. The options to purchase 400,159 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 400,159 shares of Class A common stock, or any combination thereof. Mr. Adam Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.
(14)	Mr. Sill is the Company’s Chief Financial Officer and Treasurer. Includes options to purchase 222,890 shares of Class C common stock that are currently exercisable. The options to purchase 222,890 shares of Class C common stock may also, at Mr. Sill’s election, consist of options to purchase 222,890 shares of Class A common stock, or any combination thereof. Mr. Sill has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Sill will elect to purchase shares of Class A common stock with respect to such options.
(15)	Mr. Stephens is the Company’s Senior General Counsel and Secretary.
(16)	Mr. Moody is a director of the Company. Includes options to purchase 57,163 shares of Class A common stock granted to Mr. Moody that are currently exercisable.
(17)	Dr. Hunter is a director of the Company. Includes options to purchase 69,230 shares of Class A common stock granted to Dr. Hunter that are currently exercisable.
(18)	Mr. Cook is a director of the Company. Includes options to purchase 57,163 shares of Class A common stock granted to Mr. Cook that are currently exercisable.
(19)	Mr. Fuller is a director of the Company.
(20)	Ms. Mehta is a director of the Company. Includes options to purchase 25,664 shares of Class A common stock granted to Ms. Mehta that are currently exercisable.
(21)	Ms. Love was a director of the Company. Includes options to purchase 2,600 shares of Class A common stock granted to Ms. Love that are currently exercisable.

The Company’s executive officers and directors, as a group, own beneficially approximately 13.0% of the outstanding shares of the Company’s Class A and Class C common stock.

Certain Relationships and Related Transactions and Director Independence

The Company’s Board of Directors has a written procedure, which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in the conflict with the interests of the Company.

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REPORT OF THE COMPENSATION COMMITTEE

Compensation Discussion and Analysis

Under rules established by the Securities and Exchange Commission (the “Commission”), the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Executive Compensation Philosophy. The Compensation Committee of the Board of Directors is composed of five directors, all of whom are independent, outside directors. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Company’s executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

Executive Compensation Components. The key components of the Company’s compensation program are base salary, an annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance, and aligns executive officers’ interests with those of stockholders. The Compensation Committee reviews each component of executive compensation on an annual basis.

Base Salary. Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers. Base pay increases are provided to executive officers based on an evaluation of each executive’s performance, as well as the performance of the Company as a whole. In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership. The Compensation Committee believes that executive officer base salaries for 2024 were reasonable as compared to amounts paid by companies of similar size.

Annual Incentive. The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company financial performance. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer’s compensation at risk. Consequently, each year the Compensation Committee establishes potential bonuses for executive officers based on the Company’s achievement of certain financial performance. The Compensation Committee believes that executive officer annual bonuses for 2024 were reasonable as compared to amounts paid by companies of similar size.

Stock Options. The Compensation Committee believes that equity participation is a key component of its executive compensation program. Stock options are granted to executive officers primarily based on the officer’s actual and potential contribution to the Company’s growth and profitability and competitive marketplace practices. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company’s Class A common stock occurs over a number of years.

Compensation of Chief Executive Officer. Consistent with the executive compensation policy and components described above, the Compensation Committee determined the salary, bonus and stock options received by Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer of the Company, for services rendered in 2024. Mr. Quist had received a base salary of $751,700 for 2024. Under the Compensation Committee’s rules, the Chief Executive Officer may not be present during voting or deliberations related to his compensation.

COMPENSATION COMMITTEE

H. Craig Moody, Chairman
Gilbert A. Fuller
John L. Cook
Shital A. Mehta
Robert G. Hunter, M.D.

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REPORT OF THE AUDIT COMMITTEE

The Company has an Audit Committee consisting of four non-management directors: John L. Cook, H. Craig Moody, Shital A. Mehta and Gilbert A. Fuller (Chairman of the committee). Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.

During the year 2024, the Audit Committee met three times. The Audit Committee has met with management and discussed the Company’s internal controls, the quality of the Company’s financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee met with the Company’s independent registered public accountants, Deloitte & Touche LLP, and discussed all matters required to be discussed by the auditors with the Audit Committee under the Statement on Auditing Standards No. 114 (communication with audit committees). The Audit Committee reviewed and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and Public Company Accounting Oversight Board Rule No. 3526 (Communication with Audit Committees Concerning Independence), and considered with the auditors whether any non-audit services provided by them to the Company during 2024 was compatible with the auditors’ independence.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for the integrity of the Company’s internal controls and its financial statements and reports, and the Company’s independent auditors, who are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE

Gilbert A. Fuller, Chairman
H. Craig Moody
John L. Cook
Shital A. Mehta

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PROPOSAL 2 – APPROVAL OF AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN

The Board of Directors is asking the Company’s stockholders to approve an amendment to the Company’s 2022 Equity Incentive Plan at the Annual Meeting. On December 6, 2024, the Board approved the amendment to the 2022 Equity Incentive Plan. The amendment of the Company’s 2022 Equity Incentive Plan authorizes the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued). Subject to stockholder approval of the amendment of the 2022 Equity Incentive Plan, the 3,000,000 shares of Class A common stock to be reserved for potential issuance under the plan represent approximately 12.71% of the total outstanding shares of Class A common stock as of March 31, 2025 on a fully converted basis.

On March 31, 2025, there were 20,284,171 shares of Class A common stock and 3,317,547 shares of Class C common stock issued and outstanding. Thus, if the stockholders approve the amendment to the 2022 Equity Incentive Plan, including the reservation of the additional 3,000,000 shares of Class A common stock for issuance thereunder, the holders of Class A common stock could realize up to a 14.79% dilution with respect to their shares. Assuming all the Class C common stockholders, whose shares may be converted to Class A common shares at a conversion rate of one-for-one, convert their Class C common shares to Class A common shares, the Class A and Class C common stockholders could realize up to a 12.71% dilution with respect to their shares on a fully converted basis.

The stockholders are being asked to approve the amendment to the 2022 Equity Incentive Plan and the reservation of shares for issuance under the plan at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Class A and Class C common stock entitled to vote at the Annual Meeting will be required to approve the amendment to the 2022 Equity Incentive Plan.

The Board believes that approving the amendment to the 2022 Equity Incentive Plan is in the best interests of the stockholders. The Board has unanimously approved the proposed amendment to the 2022 Equity Incentive Plan and recommends that the Company’s stockholders adopt and approve the proposed amendment to the 2022 Equity Incentive Plan at the Annual Meeting to provide the Company with the continued ability to grant a variety of equity awards to help attract, motivate and retain officers, directors and employees of the Company and its subsidiaries. If the stockholders approve the amendment to the 2022 Equity Incentive Plan at the Annual Meeting, the amendment will be effective as of the date of the Annual Meeting.

The purpose of the amendment to the 2022 Equity Incentive Plan is to promote the success and enhance the value of the Company by aligning the financial interests of the officers, employees and members of the Board with those of stockholders and by providing these individuals with an incentive to work to enhance stockholder value. The 2022 Equity Incentive Plan also provides an incentive for officers, directors and employees to create stockholder value over the long term since the full value of their compensation package cannot be realized unless an appreciation in the price of the Company’s Class A common stock occurs over a number of years. The 2022 Equity Incentive Plan is also intended to provide the Company with flexibility in creating ways to attract, motivate, and retain the services of its officers, directors and employees.

As explained in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company grants its officers and employees equity participation in the Company. The 2022 Equity Incentive Plan provides officers and employees with opportunities to purchase stock in the Company pursuant to incentive stock options, and officers, directors, employees and consultants of the Company with opportunities to purchase stock in the Company pursuant to non-qualified options, stock awards, and direct purchasers of stock in the Company. Neither the Board nor the Compensation Committee has retained any consultant to provide any analysis or opinion in connection with the amendment to the 2022 Equity Incentive Plan.

In order to continue to make grants in accordance with the compensation philosophy adopted by the Board and the Compensation Committee, the Board has approved and is requesting the stockholders to approve the amendment to the 2022 Equity Incentive Plan. The Board believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company’s growth strategy.

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The Board’s rationale for recommending the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued) is to allow sufficient awards to (a) better align employee and shareholder interest; and (b) recruit and retain talented employees and senior management. When the 2022 Equity Incentive Plan was adopted, the Board initially reserved 1,000,000 shares of Class A and Class C common stock for issuance under the plan.

It may be desirable, however, within the next several years for the Board to propose additional amendments to the 2022 Equity Incentive Plan to authorize additional shares of Class A common stock to be made available for issuance under the plan. Such amendments would be subject to stockholder approval at an annual or special meeting of the stockholders. The 2013 Plan, for instance, was amended on July 1, 2015, June 29, 2017 and June 26, 2020 to authorize additional shares of Class A and Class C common stock to be made available for issuance under that plan and the 2014 Director Plan was amended on June 26, 2020 to authorize additional shares of Class A common stock to be made available for issuance under that plan.

The Board believes that while the Company’s officers and employees are compensated in a variety of ways, including salary, health insurance, 401(k) and cafeteria plans, granting stock options represent an important form of compensation in furtherance of the objective of increasing the price of the Company’s Class A common stock and thus enhancing stockholder value.

As of March 31, 2025, the Company had a total of 204,143 equivalent Class A common shares available for grant under the Company’s 2022 Equity Incentive Plan.

Assuming stockholder approval of the amendment to the 2022 Equity Incentive Plan, and based on the equity awards currently outstanding under the 2022 Equity Incentive Plan, the Company would have a total of 3,057,095 shares of Class A and Class C common stock available for grant under the Plan, out of which a maximum of 646,238 shares would be issuable as shares of Class C common stock. The number of shares available for grant under the 2022 Equity Incentive Plan may increase in connection with the cancellation or forfeiture of awards outstanding under such plans, but such increases would not have a dilutive effect on the stockholders’ common shares.

Outstanding Stock Options and Equity Overhang

The following tables provide information about the Company’s outstanding stock options as of March 31, 2025. Approximately 85.66% of outstanding stock options were exercisable on that date and approximately 20.75% of exercisable options had exercise prices above the closing price on that date. On March 31, 2025, the closing price of the Company’s Class A common stock on The Nasdaq National Market was $12.10 per share.

	Aggregate Options Outstanding(1)(2)			Aggregate Options Exercisable(1)(2)
Range of Exercise Prices	Number Outstanding as of March 31, 2025 (in thousands)	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable as of March 31, 2025 (in thousands)	Weighted Average Exercise Price
Under $4.12	507,857	4.24	$3.65	507,857	$3.65

$4.13 - $5.99	450,716	5.73	$5.40	450,716	$5.40

$6.00 - $7.49	353,282	5.91	$7.11	353,282	$7.11

$7.50 - $8.31	455,431	7.03	$7.72	455,431	$7.72

$8.32 and above	414,303	9.12	$12.05	101,516	$12.90

Total	2,181,589	6.32	$7.21	1,868,802	6.22

(1) Adjusted for annual 5% stock dividends.

(2) Assumes all shares of Class C common stock are converted into shares of Class A common stock at a conversion rate of one share of Class A common stock for each share of Class C common stock.

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As of March 31, 2025, the sum of (i) the total number of stock options and other equity awards granted and outstanding plus (ii) the shares available for grant under all active equity plans (but not giving effect to the proposed amendment to the 2022 Equity Incentive Plan), as a percentage of the Company’s outstanding shares of Class A common stock (also referred to as the Company’s “equity overhang”), was equal to 10.76%.

Three-Year Burn Rate

The Board reviews the Company’s equity programs annually in its effort to balance the Board’s goal of including the use of equity in its compensation programs to attract, motivate and retain its executive officers, directors and employees, with the stockholders’ interest in limiting dilution due to the equity plans. The following table provides information on the Company’s annual share usage:

	2024	2023	2022	3-Year Average
Stock options granted (1)	389,200	432,075	416,194	412,490

Restricted stock awarded or purchased	12,353	1,840	-	4,731

Total number of shares cancelled	17,409	836	1,591	6,612

Weighted average of Class A common shares outstanding	23,314,643	23,189,418	23,304,580	23,269,547

Net Burn Rate(2)	1.65%	1.87%	1.78%	1.76%

Equity awards made to Named Executive Officers, and non-employee directors (as a percentage of equity awards granted under the 2022 Equity Incentive Plan, the 2014 Director Plan, the 2006 Director Stock Option Plan and the 2003 Stock Option Plan)	95%	87%	90%	91%

(1) Adjusted for annual 5% stock dividends.

(2) Burn rate is equal to the stock options granted plus restricted stock awards and purchases, minus the number of shares cancelled, divided by weighted average of common shares outstanding.

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2022 Equity Incentive Plan Equity Awards

Grants of equity awards under the 2022 Equity Incentive Plan are subject to the discretion of the Board and the Compensation Committee. There are no projections under consideration by the Board or the Compensation Committee for future equity awards under the 2022 Equity Incentive Plan. Therefore, it is not possible to determine the awards that will be made in the future to participants in the 2022 Equity Incentive Plan. As of March 31, 2025, the Company had made the following equity grants consisting of stock options and Restricted Stock Units under the 2022 Equity Incentive Plan:

Number of Equity Awards Granted Under 2022 Equity Incentive Plan(1)
Scott M. Quist	204,913

Garrett S. Sill	107,000

Jason G. Overbaugh	82,000

Jeffrey R. Stephens	12,193

S. Andrew Quist	164,000

Adam G. Quist	164,000

All executive officers as a group	734,826

All non-executive officer employees as a group	119,263

(1) Adjusted for annual 5% stock dividends

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Dilutive Impact of Amendments to 2022 Equity Incentive Plan

Neither the Board nor the Compensation Committee have any future plans under consideration to again amend the 2022 Equity Incentive Plan to authorize additional shares of Class A or Class C common stock to be made available for issuance under the plan. In addition, there are not any projections under consideration for future stock options or other equity awards to be made available under the 2022 Equity Incentive Plan. There can be no assurance, however, that there will be no additional amendments proposed to the 2022 Equity Incentive Plan in the future to make additional common shares available for issuance under the plan.

Any future amendment, if any, to the 2022 Equity Incentive Plan to reserve additional shares for issuance thereunder would require stockholder approval at an annual or special meeting of the stockholders. Stockholders would be furnished with a proxy statement in connection with any such amendment, explaining the reasons for the amendment and the dilutive impact of the amendment on the stockholders’ common shares.

Vote Required

The Board is requesting stockholders of record at the close of business on April 21, 2025 to approve the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued). The affirmative vote of a majority of the Class A and Class C shares of common stock presented in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting, is required for approval of the amendment to the 2022 Equity Incentive Plan.

The Board of Directors recommends that the stockholders vote “FOR” approval of the amendment of the Company’s 2022 Equity Incentive Plan to authorize the issuance of an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock may be issued)

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PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The independent public accounting firm of Deloitte & Touche LLP has been the Company’s independent registered public accountants since June 1, 2017. The Audit Committee recommended and the Board of Directors appointed Deloitte & Touche LLP for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2025. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be provided an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the fees of the Company’s current independent auditors, Deloitte & Touche LLP, billed to the Company for each of the last two fiscal years for audit and other services. These fees were reviewed and approved by the Audit Committee of the Board of Directors:

Fee Category	2024	2023
Audit Fees (1)	$1,087,915	$1,071,005
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
	$1,087,915	$1,071,005

(1)	Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings for the years ended December 31, 2024 and 2023.
(2)	Audit related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”. These fees include review of registration statements, and audits of the Company’s ESOP and 401(k) Plans.
(3)	Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
(4)	All other fees consist of aggregate fees billed for products and services by the independent auditors, other than those disclosed above.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Stockholders are referred to the Company’s Annual Report, including financial statements, for the fiscal year ended December 31, 2024. The 2024 Annual Report is not included with this Proxy Statement. Please go online to review the Company’s 2024 Annual Report at www.securitynational.com/annualmeeting. The Company will provide, without charge to each stockholder upon request, the 2024 Annual Report as filed with the United States Securities and Exchange Commission for the fiscal year ended December 31, 2024. Such requests should be directed to Jeffrey R. Stephens, Senior General Counsel and Secretary, by email at contact@securitynational.com or by regular mail at Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

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DEADLINES FOR RECEIPT OF STOCKHOLDER’S PROPOSALS AND PROXY ACCESS NOMINEES FOR ANNUAL MEETING TO BE HELD IN JUNE 2025

Notice of stockholder proposals, director nominations and other items of business for the Company’s Annual Meeting of Stockholders expected to be held in June 2026 must be delivered to, or mailed and received at, the principal executive office of the Company (433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123) no earlier than January 19, 2026 and no later than February 20, 2026, must be in the proper form and must include the information as required by our Bylaws (and, for stockholder proposals, the information as mandated in SEC Regulation 14A, Rule 14a-8 – Shareholder Proposals).

By order of the Board of Directors,

/s/ Jeffrey R. Stephens
Jeffrey R. Stephens
Senior General Counsel and Secretary

April 29, 2025
Salt Lake City, Utah

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